Exhibit 99.1
NEWS RELEASE
CORRECTIONAL PROPERTIES TRUST REPORTS
SECOND QUARTER 2005 EARNINGS AND
DECLARES DIVIDEND
Palm Beach Gardens, Fla. — August 8, 2005 — Correctional Properties Trust (NYSE: CPV), a real estate investment trust (REIT), today announced net income for the three months ended June 30, 2005, of $4.5 million, or $0.41 per diluted share. Revenue for the three months ended June 30, 2005 was $7.0 million. Funds from Operations (the non-GAAP financial measure described and reconciled below) for the three months ended June 30, 2005, was $6.0 million, or $0.54 per diluted share.
The Trust previously reported net income of $4.6 million for the three months ended June 30, 2004, or $0.41 per diluted share, on revenue of $6.8 million. Funds from Operations for the three months ended June 30, 2004 was $6.5 million or $0.58 per diluted share.
For the six months ended June 30, 2005, the Trust reported net income of $9.0 million, or $0.81 per diluted share. Revenue for the six months ended June 30, 2005 was $13.9 million. Funds from Operations for the six months ended June 30, 2005 was $11.9 million or $1.07 per diluted share.
For the six months ended June 30, 2004, the Trust previously reported net income of $9.1 million, or $0.82 per diluted share, on revenue of $13.5 million. Funds from Operations for the six months ended June 30, 2004 was $12.9 million or $1.16 per diluted share.
Correctional Properties Trust also announced that its Board of Trustees declared a quarterly dividend of $0.45 (forty-five cents) per share on each common share of beneficial interest, payable September 2, 2005, to shareholders of record at the close of business August 19, 2005.
Charles R. Jones, President and CEO, stated, “This has been a very active quarter for the Company, and we are pleased with the financial results. Construction of the $23 million addition to our Lawton, Oklahoma facility has begun, which is a significant event, and expected to have a positive impact on our 2006 revenues.”
The Company will conduct an open conference call with analysts and shareholders today at 3:00 P.M. (ET) to discuss the Company’s results for the second quarter of 2005 and 2005 guidance.
To listen to the audio webcast live, interested parties may go to the following website at least 15 minutes prior to the event to register, download and install any necessary audio software. For those unable to listen to the live webcast, a replay will be available for one week at:
     http://phx.corporate-ir.net/playerlink.zhtml?c=93191&s=wm&e=1091744
Interested parties who would like to participate in the teleconference may do so by calling the following telephone number at 2:45 P.M. (ET) today:

Dial-In Number:	866-238-0637

Conference ID Number:	733040
     Those who wish to listen to a telephone replay may do so by calling:

Replay Number:	888-266-2081

Conference ID Number:	733040
The telephone replay will be available 24 hours a day, starting at 6:30 P.M., on August 8, 2005 through August 15, 2005.
Correctional Properties Trust, based in Palm Beach Gardens, Florida, was formed in February 1998, to capitalize on the growing trend toward privatization in the corrections industry. Correctional Properties Trust is dedicated to ownership of correctional facilities under long-term, triple-net leases, which minimizes occupancy risk and development risk.
Correctional Properties Trust currently owns 12 correctional facilities in nine states, all of which are leased, with an aggregate initial design capacity of 7,156 beds.
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and future performance of the Company that involve risks and uncertainties that could materially affect actual results. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are qualified in their entirety by cautionary statements and risk factors disclosure contained in certain of the Company’s Securities and Exchange Commission filings. For a description of certain factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release, refer to documents that the Company files from time to time with the Securities and Exchange Commission. Such filings include the Company’s Form 10-K for the fiscal year ended December 31, 2004 and subsequent periodic reports. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
CONTACT: Correctional Properties Trust Shareholder Services (561) 630-6336, or access Company information at http://www.CorrectionalPropertiesTrust.com

CORRECTIONAL PROPERTIES TRUST
CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND SIX MONTHS ENDED
JUNE 30, 2005 AND JUNE 30, 2004
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(Unaudited)

	THREE MONTHS		SIX MONTHS
	ENDED JUNE 30,		ENDED JUNE 30,
	2005	2004	2005	2004
REVENUE
RENTAL	$6,968	$6,767	$13,828	$13,461
INTEREST	33	1	71	2

	7,001	6,768	13,899	13,463

EXPENSES
DEPRECIATION	1,459	1,449	2,908	2,898
GENERAL and ADMINISTRATIVE	749	638	1,470	1,275
INTEREST	277	283	553	573

	2,485	2,370	4,931	4,746

INCOME FROM CONTINUING OPERATIONS	4,516	4,398	8,968	8,717

DISCONTINUED OPERATIONS:
INCOME FROM OPERATIONS OF DISCONTINUED FACILITIES	—	187	—	379

NET INCOME	$4,516	$4,585	$8,968	$9,096

BASIC NET INCOME PER COMMON SHARE
CONTINUING OPERATIONS	$0.41	$0.40	$0.82	$0.79
DISCONTINUED OPERATIONS	—	0.02	—	0.04

NET INCOME PER COMMON SHARE	$0.41	$0.42	$0.82	$0.83

DILUTED NET INCOME PER COMMON SHARE
CONTINUING OPERATIONS	$0.41	$0.39	$0.81	$0.79
DISCONTINUED OPERATIONS	—	0.02	—	0.03

NET INCOME PER COMMON SHARE	$0.41	$0.41	$0.81	$0.82

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
BASIC	10,992	10,977	10,991	10,975

DILUTED	11,084	11,078	11,084	11,085

FUNDS FROM OPERATIONS
Management believes Funds from Operations (“FFO”) is helpful to investors as a measure of the performance of an equity REIT. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.
The Company computes FFO in accordance with the current standards established by the White Paper on Funds from Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts, which may differ from the methodology for calculating FFO utilized by other equity REITs, and, accordingly, may not be comparable to such other REITs. The White Paper defines FFO as net income (loss), computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. The Company believes that in order to facilitate a clear understanding of its consolidated operating results, FFO should be examined in conjunction with net income as presented in the unaudited consolidated financial statements for corresponding periods.

The table below presents a reconciliation of net income to FFO for the three and six months ended June 30, 2005 and June 30, 2004.
(Amounts in thousands, except per share amounts) (Unaudited)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2005	2004	2005	2004
Net Income	$4,516	$4,585	$8,968	$9,096
Real estate depreciation and amortization	1,459	1,449	2,908	2,898
Real estate depreciation included in discontinued operations	—	446	—	892

Funds from Operations	$5,975	$6,480	$11,876	$12,886

Weighted Average Shares Outstanding, Basic	10,992	10,977	10,991	10,975
Weighted Average Shares Outstanding, Diluted	11,084	11,078	11,084	11,085

FFO Per Share

Basic	$0.54	$0.59	$1.08	$1.17
Diluted	$0.54	$0.58	$1.07	$1.16

Other Information
Straight-Line Rents in Excess of Contract Rents	$9	$95	$27	$197
Amortization of Deferred Financing Costs	$193	$211	$387	$422